Exhibit 10.21

IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Contract number: 20210322001

Ocean Engine Marketing Service Contract

Party A and Party B have reached the following agreement on Party A’s entrustment of Party B to carry out marketing services through friendly negotiation and in line with the principle of equality and mutual benefit, so that both parties can abide by it.

Party A: Zhengzhou Second Hospital of Chinese Medicine
Contact person:	Telephone:
Company Address:
Zip code:	Fax number:
E-mail:

Party B: Beijing Haoxi Digital Technology Co., Ltd.
Contact: Xu Lei	Tel: [*]
Company Address: Room 1410, Block B, 14th Floor, 103rd Floor, Huizhongli, Chaoyang District, Beijing
Zip Code: 100101	Fax number:
E-mail:

1.	Service Content

a)	Marketing promotion: Refers to a paid technical service for displaying Party A’s information on the results pages of Toutiao, Douyin, Huoshan Video, Xigua Video and related pages (collectively referred to as “display pages”) of the marketing platforms represented by Party B.

b)	Party B is an “authorized online advertising agency” of the media platforms to provide promotion services for Party A.

c)	Party B provides Party A with professional customer services: including consulting services, account opening services, content maintenance, agent operation accounts, etc. (Party A puts Toutiao platform content writing, display screens, landing page materials, materials, ideas, and account effect optimization during the delivery process All are produced and promoted with the assistance of Party B).

d)	The service fee is subject to the agreement between Party A and Party B, and Party B shall provide an invoice in time after receiving the payment.

e)	Both Party A and Party B promise to abide by the regulations related to the promotion service of the service platform (including but not limited to product introduction, price standards, notices, specifications, agreements, etc.), and if one party violates and causes economic losses, it shall be liable for compensation.

2.	Payment Method

a)	Payment method: The service platforms stipulated in this contract are all pre-recharge service systems. Party B will send a recharge notice to Party A by email, telephone, WeChat, etc. according to the consumption and balance of Party A’s account, and Party A agrees to renew and pay Afterwards, Party B recharges the advertising platform according to the payment amount and applies for an invoice for the current amount according to the invoice application process.

b)	Payment amount: Party A’s first recharge amount is: ¥ [ / ] Yuan ( in words: / Yuan). During the term of this agreement, Party A may recharge its Toutiao account opened with Party B for unlimited times during the term of this agreement for the deployment of Toutiao services.

c)	Invoice issuance: Party B issues a value-added tax invoice of the corresponding amount to Party A after Party A’s single recharge. If Party A needs Party B to issue a special value-added tax invoice, it shall inform in advance and provide the corresponding invoicing information.

d)	Party B’s account information:

i.	Account Name: Beijing Haoxi Digital Technology Co., Ltd.

ii.	Bank of deposit: [*]

iii.	Bank account: [*]

3.	Intellectual Property Rights and Confidentiality

a)	Both parties guarantee that the information provided by one party to the other party will not infringe the intellectual property rights or legal rights of any other person, otherwise all responsibilities shall be borne by the party itself and shall have nothing to do with the other party.

b)	Both parties guarantee that the hardware, software, programs, passwords, trade names, technologies, licenses, patents, trademarks, technical knowledge and business processes of the other party that one party has learned or permitted to use in accordance with this contract are legally owned by the other party. The Party shall claim no right or interest on them.

c)	The business secrets and technical secrets of the other party that both parties have learned during the effective period of this contract shall not be disclosed or made public to third parties during the contract period and within two years after the contract is terminated.

d)	Disclosure of confidential information by any party under any of the following circumstances shall not be deemed a violation of this agreement:

i.	The information is known to the public at the time of disclosure.

ii.	The information is disclosed according to the prior written consent of the other party.

iii.	One party discloses in accordance with the requirements of the judicial and other departments of the government that have jurisdiction over it when performing official duties in accordance with the laws and regulations of our country, provided that one party notifies the other party in writing of the exact nature of the disclosed trade secrets before disclosure.

4.	Dispute Resolution

a)	In case of any dispute arising from the signing or performance of this contract, the two parties shall settle it through friendly negotiation. If the negotiation fails, either party may file a lawsuit in the people’s court at the place where Party B is domiciled.

b)	If the account opening is unsuccessful due to Party B’s reasons, the money shall be returned to Party A within 3 working days; if the cooperation cannot be continued due to Party B’s reasons, the balance of the account shall be returned to Party A within 3 working days; Party A has nothing to do with any economic and legal liabilities caused by Party B’s over-scope operation.

5.	Others

The service period of this contract is from March 22, 2021, to March 21, 2022.

This contract is made in duplicate, with Party A holding one copy and Party B holding one copy, which have the same legal effect.

Party A: Zhengzhou Second Hospital of Chinese Medicine.

Stamp: (affixed with corporate seal)

Authorized Representative:

Date: March 22, 2021

Party B: Beijing Haoxi Digital Technology Co., Ltd.

Stamp: (affixed with corporate seal)

Authorized Representative

Date: March 22, 2021

Contract number: 20220322001

Ocean Engine Marketing Service Contract

Party A and Party B have reached the following agreement on Party A’s entrustment of Party B to carry out marketing services through friendly negotiation and in line with the principle of equality and mutual benefit, so that both parties can abide by it.

Party A: Zhengzhou Second Hospital of Chinese Medicine
Contact person:	Telephone:
Company Address:
Zip code:	Fax number:
E-mail:

Party B: Beijing Haoxi Digital Technology Co., Ltd.
Contact: Xu Lei	Tel: [*]
Company Address: Room 1410, Block B, 14th Floor, 103rd Floor, Huizhongli, Chaoyang District, Beijing
Zip Code: 100101	Fax number:
E-mail:

6.	Service Content

a)	Marketing promotion: Refers to a paid technical service for displaying Party A’s information on the results pages of Toutiao, Douyin, Huoshan Video, Xigua Video and related pages (collectively referred to as “display pages”) of the marketing platforms represented by Party B.

b)	Party B is an “authorized online advertising agency” of the media platforms to provide promotion services for Party A.

c)	Party B provides Party A with professional customer services: including consulting services, account opening services, content maintenance, agent operation accounts, etc. (Party A puts Toutiao platform content writing, display screens, landing page materials, materials, ideas, and account effect optimization during the delivery process All are produced and promoted with the assistance of Party B).

d)	The service fee is subject to the agreement between Party A and Party B, and Party B shall provide an invoice in time after receiving the payment.

e)	Both Party A and Party B promise to abide by the regulations related to the promotion service of the service platform (including but not limited to product introduction, price standards, notices, specifications, agreements, etc.), and if one party violates and causes economic losses, it shall be liable for compensation.

7.	Payment Method

a)	Payment method: The service platforms stipulated in this contract are all pre-recharge service systems. Party B will send a recharge notice to Party A by email, telephone, WeChat, etc. according to the consumption and balance of Party A’s account, and Party A agrees to renew and pay Afterwards, Party B recharges the advertising platform according to the payment amount and applies for an invoice for the current amount according to the invoice application process.

b)	Payment amount: Party A’s first recharge amount is: ¥ [ / ]Yuan (in words: / Yuan). During the term of this agreement, Party A may recharge its Toutiao account opened with Party B for unlimited times during the term of this agreement for the deployment of Toutiao services.

c)	Invoice issuance: Party B issues a value-added tax invoice of the corresponding amount to Party A after Party A’s single recharge. If Party A needs Party B to issue a special value-added tax invoice, it shall inform in advance and provide the corresponding invoicing information.

d)	Party B’s account information:

i.	Account Name: Beijing Haoxi Digital Technology Co., Ltd.

ii.	Bank of deposit: [*]

iii.	Bank account: [*]

8.	Intellectual Property Rights and Confidentiality

a)	Both parties guarantee that the information provided by one party to the other party will not infringe the intellectual property rights or legal rights of any other person, otherwise all responsibilities shall be borne by the party itself and shall have nothing to do with the other party.

b)	Both parties guarantee that the hardware, software, programs, passwords, trade names, technologies, licenses, patents, trademarks, technical knowledge and business processes of the other party that one party has learned or permitted to use in accordance with this contract are legally owned by the other party. The Party shall claim no right or interest on them.

c)	The business secrets and technical secrets of the other party that both parties have learned during the effective period of this contract shall not be disclosed or made public to third parties during the contract period and within two years after the contract is terminated.

d)	Disclosure of confidential information by any party under any of the following circumstances shall not be deemed a violation of this agreement:

i.	The information is known to the public at the time of disclosure.

ii.	The information is disclosed according to the prior written consent of the other party.

iii.	One party discloses in accordance with the requirements of the judicial and other departments of the government that have jurisdiction over it when performing official duties in accordance with the laws and regulations of our country, provided that one party notifies the other party in writing of the exact nature of the disclosed trade secrets before disclosure.

9.	Dispute Resolution

a)	In case of any dispute arising from the signing or performance of this contract, the two parties shall settle it through friendly negotiation. If the negotiation fails, either party may file a lawsuit in the people’s court at the place where Party B is domiciled.

b)	If the account opening is unsuccessful due to Party B’s reasons, the money shall be returned to Party A within 3 working days; if the cooperation cannot be continued due to Party B’s reasons, the balance of the account shall be returned to Party A within 3 working days; Party A has nothing to do with any economic and legal liabilities caused by Party B’s over-scope operation.

10.	Others

The service period of this contract is from March 22, 2022, to March 21, 2023.

This contract is made in duplicate, with Party A holding one copy and Party B holding one copy, which have the same legal effect.

Party A: Zhengzhou Second Hospital of Chinese Medicine.

Stamp: (affixed with corporate seal)

Authorized Representative:

Date: March 22, 2022

Party B: Beijing Haoxi Digital Technology Co., Ltd.

Stamp: (affixed with corporate seal)

Authorized Representative

Date: March 22, 2023